Newbuildings	12 Months Ended
Dec. 31, 2023
New buildings [Abstract]
Newbuildings
Note 15 - Newbuildings
The table below sets forth the carrying value of our newbuildings:

	For the Years Ended December 31,
(In $ millions)	2023	2022
Balance as of January 1,	3.5	135.5
Additions	1.9	—
Disposals	—	(7.6)
Impairment	—	(124.4)
Total newbuildings	5.4	3.5

In September 2023, we entered into an agreement with Seatrium to amend the Construction Contracts for the rigs "Vale" and "Var" and to expedite their delivery dates, on a best efforts basis, to August 15, 2024 and November 15, 2024, respectively, in consideration for an additional payment of $12.5 million (acceleration costs) per rig on each respective delivery date. The remaining contracted installments as of December 31, 2023, payable on delivery, for the Seatrium newbuilds acquired in 2017 are approximately $319.8 million in the aggregate (approximately $294.8 million as of December 31, 2022). See Note 23 - Commitments and Contingencies.
No rigs were delivered to the Company in either of the years ended December 31, 2023 or 2022.
Impairment
During the year ended December 31, 2023, we considered whether indicators of impairment existed that could suggest that the carrying amounts of our newbuildings may not be recoverable as of December 31, 2023. We concluded that impairment indicators existed for two newbuildings and performed a recoverability assessment. As the estimated undiscounted net cash flows were higher than the carrying amounts of our newbuildings, no impairment was recognized.

Disposals
During the year ended December 31, 2022 the Company entered into a letter of intent ("LOI") for the sale of three newbuilding jack-up rigs for $320.0 million, subject to various conditions, including entering into an agreement to give effect to the LOI. As a result of the potential sale of the three newbuilding rigs, we performed an impairment assessment in June 2022 and concluded that, based on management's best estimate of the most likely outcome, an impairment charge of $124.4 million was required to reflect the difference between the best estimate of the sales amount less costs to sell and the sum of the current capitalized cost and the expected cost to complete (level 3 fair value). In the quarter ended September 30, 2022, we entered into a sales agreement, giving effect to the previously executed LOI. The sales agreement was conditional upon various closing conditions, and upon closing, the final proceeds from the sale would be used to pay the delivery installments of the three newbuilding jack-up rigs. During the quarter ended December 31, 2022, the sale of the three rigs was agreed and the Company recognized a gain on sale of $3.7 million (see Note 6 - Gain on Disposals).
The calculation of the impairment charge recognized during the year ended December 31, 2022 is as follows:

(In $ millions)
Three newbuildings considered in the LOI carrying value	132.0
Estimated cost to complete and respective onerous provision, net	312.4
Total	444.4
Potential sale price	320.0
Impairment charge	(124.4)
Carrying Value	7.6